FORM OF EXERCISE

(Form of exercise to be executed by the Holder at the time of exercise)

TO ATLAS STOCK TRANSFER CORPORATION, THE WARRANT AGENT

The undersigned, the Holder of the within Warrant, hereby (1) exercises his right to purchase shares of Common Stock, par value $0.001 per share, of Arena Resources, Inc., at any time between                     , 2004, and                     , 2008, which the undersigned is entitled to purchase under the terms of the within Warrant; (2) makes payment in full for the number of shares of Common Stock so purchased by payment of                                                  , dollars ($                    )

Please issue the certificate for shares of Common Stock in the name of, and pay any cash for any fractional shares to:

Print or Type Name

Social Security or other Identifying Number

Street Address

City	State	ZipCode

and, if said number of shares shall not be all the shares purchasable hereunder, please issue a new Warrant for the unexercised portion of the within Warrant to:

Print or Type Name

Social Security or other Identifying Number

Street Address

City	State	ZipCode

Dated:

(Signature Must Conform in all Respects to Name of Holder as Specified on the Face of the Warrant)

ASSIGNMENT

(Form of Assignment to be Executed if Holder Desires to Transfer Certificate)

For Value Received,                                                                                                                hereby sells, assigns, and transfers unto                                                                                                                                 the right represented by the within Warrant to purchase                              shares of Common Stock, par value $0.001 per share of Arena Resources Inc., to which the within Warrant relates and appoints                                                               attorney to transfer such right on the books of the Warrant Agent with full power of substitution in the premises.

Dated:
	(Signature Guaranteed)	Signature
(Signature Must Conform in All Respects to Name of Holder as Specified on the Face of the Warrant.)

The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, or savings and loan associations)

with membership in an approved signature guarantee Medallion Program

NOTICE:	The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

	TEN COM —as tenants in common	UNIF GIFT MIN ACT — Custodian
	TEN ENT— as tenants by the entireties	(Cust) (Minor)
	JT TEN — as joint tenants with right of	under Uniform Gifts to Minors
	survivorship and not as tenants in common	Act _______________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST COERRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed By:

Please have signature guaranteed by an eligible guarantor institution (banks, stockbroker or savings and loan association) with membership in an approved signature guarantee Medallion Program.